Subsequent events	12 Months Ended
Dec. 31, 2024
Subsequent events
Subsequent events

10. Subsequent events

On September 5, 2023, the Company entered into a business development agreement, which included the ability for the business developer to earn 10,000 Series D Convertible Preferred Stock, based upon performance milestones. Due to an administrative error, all 10,000 Series D Convertible Preferred Stock was prematurely recorded, while only 1,000 shares were earned and vested.  On March 12, 2025, the 9,000 unvested Shares which were mistakenly issued in contravention of the terms of the Business Development Agreement were deemed void ab initio, cancelled, and permanently retired, and were removed from the Company’s issued and outstanding capital.

On January 1, 2024, the Company entered into an employment agreement, which included the ability for the employee to earn 100,000 Series D Convertible Preferred Stock, based upon performance milestones. Due to an administrative error, all 100,000 Series D Convertible Preferred Stock was prematurely recorded, while only 10,000 shares were earned and vested.  On March 12, 2025, the 90,000 unvested Shares which were mistakenly issued in contravention of the terms of the Employment Agreement were deemed void ab initio, cancelled, and permanently retired, and were removed from the Company’s issued and outstanding capital.

On February 18, 2025, the Company issued a $30,000 face value convertible note payable at $0.01 per share.

On March 28, 2025, the Company issued two $100,000 face value convertible notes payable at $0.01 per share.

On April 21, 2025, the Company entered into a Limitation of Conversion Agreement with Karolus Maximus Kapital, Inc. to limit its equity ownership to protect the Company’s shareholder structure.